Exhibit 99.1
Keefe, Bruyette & Woods Regional Bank Conference Boston, MA March 1, 2007

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward- looking terminology, such as "anticipate," "believe," "estimate," "expect," "foresee," "may," "might," "will," "intend," "could," "would" or "plan," or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the possible effects of the merger with City Bancorp, opportunities for mobile banking, strategic initiatives for 2007 and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank and other operating subsidiaries. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, BancorpSouth's ability to successfully integrate the operations of The Signature Bank, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, changes in BancorpSouth's operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth's market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth's assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth's press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Forward Looking Information

Agenda An overview of BancorpSouth BancorpSouth's market footprint The BancorpSouth franchise Major lines of business Operating results 2007 strategic initiatives Key investment considerations 3

Corporate Profile $12.9 billion in assets* 8-state financial holding company* 289 locations* Provides comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products $2.2 billion market capitalization* 4 * Data as of March 1, 2007 unless otherwise indicated

Mission Statement Be the leading financial services company in our markets, close to our customers and focused on the communities we serve. Maximize shareholder value through consistently strong earnings performance, market share and maintenance of high quality assets. Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. Be our customers' provider of choice for financial services, a multi-faceted relationship providing greater value to both the customer and our company. Provide an inspiring career opportunity for dedicated professionals. 5

Market Footprint Banking & Insurance Markets 6

Springfield, MO Metro Area Population 398,124 Per capita income $34,657 3rd largest metro area in Missouri behind Kansas City and St. Louis Springfield-Branson National Airport 4th fastest growing airport in US in 2005 Effective Today - Acquisition of The Signature Bank 7

BancorpSouth, Right Where You Are 8

What Differentiates BancorpSouth 9

Meeting the Needs of Customers Mortgage Lending & Servicing Credit Cards Student Loans Commercial Banking & Cash Management Insurance Trust & Asset Management Investment & Brokerage Services Personal & Business Banking BancorpSouth Family of Services 10

Total insurance revenue for 2006 was $68.6 million. BancorpSouth Insurance Services TOP TEN BANKS IN INSURANCE BROKERAGE FEE INCOME, 2005 ($000) BancorpSouth Bank MS 56,323 59, 541 5.71 30.51 11,773,662 Source: Michael White's Bank Insurance & Investment Fee Income Report - 2006 11

Wealth Management Group As of December 31, 2006 Number of Accounts Assets Under Management Total Commission and Fees 12,015 $ 4.9 billion $ 15.5 million 12

Customers and Households Numbers do not include Investments or Insurance 13

Experienced 43% growth in Bill Pay Users Qtr 4 - 2005 to Qtr 4 - 2006. 16.1% 30.5% 43.0% 36.6% - 50,000 100,000 150,000 200,000 250,000 300,000 Internet Banking Customers Interbank Transfers via Internet Banking Bill Pay Users Bills Paid via Bill Pay Number Qtr 4 - 2005 Qtr 4 - 2006 16.1% 30.5% 43.0% 36.6% Internet Banking 14

First in the Nation Mobile Banking Pilot With Firethorn Holdings and Cingular BancorpSouth Benefits: BancorpSouth Mobile Banking Innovator Market readiness for mobile banking New customer acquisition & retention Customer convenience Increased share of wallet Transaction revenue 15

Small Business Banking Small Business Checking Growth Accounts Balances Change from Dec 05 - Dec 06 26.6% 13.3% 16

Commercial Banking and Cash Management Over $1.1 billion in Commercial Checking balances 32.0% increase* in Cash Management customers 30.7% increase* in Cash Management sweep product balances 11.3% increase* in total fee revenue for Cash Management * 12-31-06 as compared to 12-31-05 17

Image Processing Innovation *Source: FedFocus, November 2005, Federal Reserve Bank Approximately 50% of our statements are truncated and 50% are imaged First bank in nation to implement multiple image exchange networks* Presenting over 29% of our items electronically Receiving over 50% of our items electronically 18

$7.9 $8.5 $8.6 $9.1 $9.6 $10.3 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 2001 2002 2003 2004 2005 2006 ($ in billions) Deposits Total Deposits 6% 19% 6% 46% 6% 11% 6% MS MO TN TX AL AR LA (as of December 31) 19 * * * Pro forma with The Signature Bank

A Strong Credit Culture Aggressive loan growth goals Maintain asset quality levels Consistently low levels of non-performing assets and loan losses 20

7% 14% 7% 45% 9% 13% 5% Loans (as of December 31) $6.1 $6.4 $6.2 $6.8 $7.4 $8.6 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2001 2002 2003 2004 2005 2006 ($ in billions) Loans, Net of Unearned Income MS MO TN TX AL AR LA 21 * Pro forma including The Signature Bank * *

Loan Growth Loans increased 16.2% to $8.6 billion at 12/31/06 (on a pro forma basis, assuming acquisition of The Signature Bank occurred on 12/31/06) from $7.4 billion at 12/31/05 De novo entries -Longview, TX -Lufkin, TX -Tyler, TX -Gulf Shores, AL -Huntsville, AL -Fayetteville, AR -Lafayette, LA -Destin, FL Acquisition of The Signature Bank -Springfield, MO -St. Louis, MO (LPO) (LPO) (LPO) (LPO) 22

$ Twelve Months Ended December 31, % Change 2006 2005 Net interest revenue 385,799 $ Provision for credit losses 8,577 Noninterest revenue 206,094 Noninterest expense 393,154 Income before income taxes 190,162 Income tax provision 64,968 Net Income 125,194 Net Income per share: diluted 1.57 355,557 24,467 198,812 362,102 167,800 52,601 115,199 1.47 8.51 -64.94 3.66 8.58 13.33 23.51 8.68 6.80 Operating Results Dollars in thousands, except per share amounts 23

Twelve Months Ended December 31, % Change 2006 2005 Return on average assets 0.95 Return on tangible equity 3.58 Return on common equity 1.05% 14.80% 12.33% 1.54 Average shares - diluted 79,542,734 78,596,899 1.20 Performance Ratios 1.06% 15.33% 12.52% Net interest margin 3.70% 3.64% 1.65 24

Net Interest Margin 3.51% 3.64% 3.73% 3.75% 3.66% 3.64% 3.66% 3.64% 3.61% 3.00% 3.25% 3.50% 3.75% 4.00% Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 25

Total assets Total earning assets Loans, net of unearned discount Allowance for credit losses Total deposits Common shareholders' equity Book value per share December 31, 2006 2005 % Change 12,038,807 $ 10,879,587 7,871,471 98,834 9,710,578 1,022,538 12.93 $ 11,768,674 10,622,578 7,365,555 101,500 9,607,258 977,166 12.33 2.30 2.42 6.87 -2.63 1.08 4.64 4.87 Balance Sheet Information Dollars in thousands, except per share amounts Twelve Months Ended 26

Total assets Allowance for credit losses December 31, 2006 BancorpSouth The Signature Bank Combined* 12,038,807 $ 98,834 $ 855,423 7,639 12,879,230 Loans, net of unearned discount 7,871,471 764,388 8,635,859 106,473 Total deposits 9,710,578 619,757 10,330,335 Shareholders' equity 1,022,538 75,775 1,110,313 Pro Forma Balance Sheet Information *Does not include purchase accounting adjustments $ 27

Performance Metrics $9.4 $10.2 $10.3 $10.8 $11.8 $12.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2001 2002 2003 2004 2005 2006 Assets ($ in billions) 13.27% 14.74% 17.06% 14.42% 14.80% 15.33% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2001 2002 2003 2004 2005 2006 Return on Average Tangible Equity 1.06% 1.13% 1.28% 1.05% 1.05% 1.06% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2001 2002 2003 2004 2005 2006 Return On Average Assets 28

EPS History & Key Events $1.19 $0.88 $1.19 $1.39 $1.68 $1.43 $1.47 $1.57 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1999 2000 2001 2002 2003 2004 2005 2006 FUB Acq. & Conv. Little Rock Mort. Refi. Baton Rouge and Nashville Jonesboro, AR Signature Bank 29

Dividend Growth 30 Cash dividend per share of common stock.

Continue to pursue new market entries Create new initiatives for organic growth of deposits and loans Maintain our net interest margin Increase share of client wallet Continue to implement and promote a consistent BancorpSouth brand Continue to leverage industry-leading position in electronic payment technology Diversify and grow non-interest revenue 2007 Strategic Initiatives

Key Investment Considerations Unique market presence and growth opportunity Focused on retail customers and small- to mid-size business High degree of local management authority Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value 32

Total Shareholder Return for periods ending 12/31/06 Source: Bloomberg 6.2% 7.0% 13.6% 8.4% 6.8% 10.1% 10.6% 11.3% 14.2% 0.0% 6.0% 12.0% 18.0% 5 Year 10 Year 15 Year S&P 500 Index S&P Banks Composite Index CBOE BXS 33

BancorpSouth's common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: L. Nash Allen, Jr. Chief Financial Officer BancorpSouth, Inc. 662-680-2330 nash.allen@bxs.com 34

The Emerging Regional Bank of the Mid-South